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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

                         Date of Report: November 13, 2001

                Date of Earliest Event Reported: November 13, 2001

                       INVESTMENT TECHNOLOGY GROUP, INC.

          Delaware                    0-23644               95-2848406
         (State of               (Commission File         (IRS Employer
       Incorporation)                 Number)             Identification
                                                                Number)

                               380 Madison Avenue
                            New York, New York 10017
               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code: (212) 588-4000

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ITEM 5.       OTHER EVENTS

On November 13, 2001, Investment Technology Group, Inc. issued the press release attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

EXHIBIT DESCRIPTION

99.1 Press Release issued by Investment Technology Group, Inc. on November 13, 2001.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  NOVEMBER 13, 2001          INVESTMENT TECHNOLOGY GROUP, INC.
        -----------------


                                    By: /s/ HOWARD C. NAPHTALI
                                       ------------------------------------
                                       Howard C. Naphtali
                                       Chief Financial Officer and
                                       Duly Authorized Signatory of Registrant



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Exhibit Index

 Exhibit No.      Description

 99.1             Press Release issued by Investment Technology Group, Inc.
                  on November 13, 2001.